UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2016

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 652-0582

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 14, 2016, Oil States International, Inc. (the Company) appointed Brian E. Taylor as Vice President, Controller and Chief Accounting Officer. In connection with the appointment of Mr. Taylor, the Compensation Committee of the Company’s Board of Directors approved the following compensation for Mr. Taylor: a base salary of $275,000 annually and a target annual bonus equal to 40% of his base salary. In addition, Mr. Taylor received a pro-rated annual equity award of $131,771 in the form of 4,615 shares of restricted stock of the Company, which vests in annual increments over three years following the date of grant subject to Mr. Taylor’s continued employment with the Company. Mr. Taylor is eligible for the Company’s standard change of control severance plan, pursuant to which Mr. Taylor will be eligible for a payment based on his then current base salary and target bonus amount in the event of certain qualifying terminations of employment, including in connection with a change of control as defined under the plan.

Prior to joining the Company, Mr. Taylor, age 53, managed personal family investments from January 2015 to September 2016. From April 2012 to December 2014, Mr. Taylor served as Vice President and Chief Financial Officer of Conn’s, Inc., a specialty retailer. Mr. Taylor served as Finance Integration Manager for Schlumberger Limited from September 2010 to April 2012, following its acquisition of Smith International, Inc. From September 1999 through August 2010, he served in various financial management roles within Smith International, Inc., including Corporate Vice President and Controller. Mr. Taylor also served two years at Camco International, Inc. (also acquired by Schlumberger Limited) as its Director of Corporate Accounting and Worldwide Controller. He began his career at Arthur Andersen LLP, spending 10 years in its assurance practice. Mr. Taylor is a certified public accountant and obtained a B.S. in Accounting from Louisiana State University.

There are no arrangements or understandings between Mr. Taylor and any other person pursuant to which he was selected as an officer, and Mr. Taylor does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Taylor has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number            Description of Document

None

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.
(Registrant)

September 19, 2016	/s/ LLOYD A. HAJDIK
(Date)	Lloyd A. Hajdik Executive Vice President, Chief Financial Officer and Treasurer